                                                                    EXHIBIT 99.1


                        REGISTRATION RIGHTS AGREEMENT










                  __________________________________________

                         REGISTRATION RIGHTS AGREEMENT

                                   BETWEEN

                            ATRIA COMMUNITIES, INC.

                                      AND

                                ANDY L. SCHOEPF

                  __________________________________________









                                 April 1, 1997

                               TABLE OF CONTENTS

SECTION                                                                         PAGE
1.   Certain Definitions....................................................     1
     1.1  Affiliates........................................................     1
     1.2  Commission........................................................     1
     1.3  Common Shares.....................................................     1
     1.4  Common Shares.....................................................     1
     1.5  Exchange Act......................................................     1
     1.6  Person............................................................     2
     1.7  Register; Registered; Registration................................     2
     1.8  Registrable Shares................................................     2
     1.9  Registration Expenses.............................................     2
     1.10 Securities Act....................................................     2
     1.11 Selling Expenses..................................................     2

2.   Restrictions on Transferability........................................     2
     2.1  Restrictions on Transferability...................................     2
     2.2  Restrictive Legend................................................     2
     2.3  Notice of Proposed Transfers......................................     3
     2.4  Limited Right to Transfer.........................................     3

3.   Registration Rights....................................................     3
     3.1  Requested Registration............................................     3
     3.2  Company Registrations.............................................     5
     3.3  Holdback Agreement................................................     7
     3.4  Expenses of Registration..........................................     7
     3.5  Registration Procedures...........................................     7
     3.6  Atria's Right to Abandon Registration.............................     8
     3.7  Amendments to Registration Statements.............................     8

4.   Indemnification........................................................     9
     4.1  Atria's Indemnity.................................................     9
     4.2  Limitation on Indemnification Obligation..........................     9
     4.3  Indemnity by Shareholder..........................................     9
     4.4  Procedure for Indemnification.....................................    10
     4.5  Conflicts with Underwriting Agreement.............................    11

5.   Termination of Atria's Obligations.....................................    11

6.   Miscellaneous Provisions...............................................    11
     6.1  Information From Shareholder......................................    11
     6.2  No Transfer of Registration Rights................................    11

                               TABLE OF CONTENTS

SECTION                                                                    PAGE
     6.2  Governing Law....................................................  11
     6.4  Counsel..........................................................  11
     6.5  Delays or Omissions..............................................  11
     6.6  Entire Agreement.................................................  12
     6.7  Binding Effect...................................................  12
     6.8  Notices..........................................................  12
     6.9  Headings.........................................................  13
     6.10  Counterparts....................................................  13
     6.11  Severability of Provisions......................................  13
     6.12  Exhibits........................................................  13
     6.13  Number; Gender..................................................  13
     6.14  Amendment.......................................................  13

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT is made this 1st day of April, 1997, by and between ATRIA COMMUNITIES, INC., a Delaware corporation ("Atria"), and ANDY L. SCHOEPF, a resident in Georgia ("Shareholder").

     RECITALS:

     A. On the date hereof, Atria issued 636,487 shares of its Common Stock to Shareholder pursuant to the terms of that certain Agreement and Plan of Merger dated as of March 3, 1997 (the "Merger Agreement"). The shares of Common Stock were issued privately pursuant to an exemption from registration under Section 4(2) of the Securities Act and under exemptions from applicable state securities laws.

     B. Atria and Shareholder desire to set forth the registration rights to be granted to Shareholder incident to his acquiring shares of Atria's Common Stock.

     AGREEMENT:

     NOW, THEREFORE, the parties hereby agree as follows:

     1. CERTAIN DEFINITIONS. As used in this Agreement, the terms set forth below shall have the following respective meanings:

          1.1 AFFILIATES. "Affiliate" shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any party specified in this Agreement.

          1.2 COMMISSION. "Commission" shall mean the United States Securities Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.3 COMMON SHARES. "Common Shares" shall mean the shares of Atria's Common Stock issued to Shareholder pursuant to the Merger Agreement.

          1.4 COMMON STOCK. "Common Stock" shall mean the common stock, having a par value of $0.10 per share, of Atria.

          1.5 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.6 PERSON. "Person" shall mean any individual, partnership, limited liability company, corporation, trust or other entity.

     1.7 REGISTER; REGISTERED; REGISTRATION. "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

     1.8 REGISTRABLE SHARES. "Registrable Shares" shall mean (a) the Common Shares, and (b) all shares of Atria's Common Stock issued as a dividend on, or other distribution with respect to, or in exchange or in replacement of, the Common Shares, but shall not include any Common Shares that were sold, conveyed, transferred by gift or otherwise transferred by Shareholder to any other Person, including sales under a Registration Statement, Section 4(1) or Rule 144 under the Securities Act.

     1.9 REGISTRATION EXPENSES. "Registration Expenses" shall mean all expenses incurred by Atria in complying with Section 3, including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for Atria, state securities' law fees and expenses, and the expense of any special consents, advice or similar audit services of independent auditors incident to or required by any such registration (but excluding the Selling Expenses).

     1.10 SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     1.11 SELLING EXPENSES. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of shares of Atria's Common Stock, including Registrable Shares, in any sale pursuant to a registration by Atria pursuant to this Agreement, and the fees and expenses of counsel selected by Shareholder to represent them in the registration.

     2.   RESTRICTIONS ON TRANSFERABILITY.

          2.1 RESTRICTIONS ON TRANSFERABILITY. Shareholder shall not transfer any of the Common Shares unless such transfer is in compliance with the terms of this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act.

          2.2 RESTRICTIVE LEGEND. Each certificate representing the Common Shares or securities issued in respect of the Common Shares, shall (unless otherwise permitted by the provisions of Section 2.3 below) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws. These securities are "Restricted Securities" as defined in the Rule 144 promulgated under the Act and may not be sold or offered for sale or otherwise distributed except (a) in conjunction with an effective registration statement for the shares under the Act and applicable state securities laws,
          (b) in compliance with Rule 144 and an exemption under applicable state securities laws, or (c) pursuant to an opinion of counsel satisfactory to the Issuer that such registration or compliance is not required as to such sale, offer or distribution.

     2.3 NOTICE OF PROPOSED TRANSFERS. Unless there is an effective registration statement under the Securities Act covering a proposed transfer, Shareholder shall notify Atria of his intention to effect a transfer of any of his Common Shares. Such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall be accompanied (except that the requirements set forth in the balance of this sentence need not be complied with where the proposed transaction complies with Rule 144 as long as Atria is furnished with evidence of compliance with such rule) be either:

          (A) an unqualified written opinion of legal counsel which is reasonably satisfactory to Atria addressed to Atria's counsel, to the effect that the proposed transfer of the Common Shares may be effected without registration of the Securities Act;

          (B) a "no action" letter from the Commission to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto; or

          (C) such other showing that may be reasonably satisfactory to legal counsel to Atria.

     2.4 LIMITED RIGHT TO TRANSFER. If Atria fails to object as to adequacy of the notice within three days of its delivery to Atria, Shareholder shall be entitled to transfer such Common Shares in accordance with the terms of the notice delivered to Atria. Each certificate evidencing the Common Shares transferred as above provided shall bear the appropriate restrictive legend set forth in Section 2.2, except that such certificate shall not bear such restrictive legend if in the opinion of counsel for Atria such legend is not required in order to establish compliance with any provisions of the Securities Act or applicable state securities laws.

     3.REGISTRATION RIGHTS.

       3.1 REQUESTED REGISTRATION.

           (A) At such time as when Atria can register its Common Stock on Form S-3 or any successor form or registration statement, Shareholder may make one request to Atria to register all or any portion of Shareholder's Registrable Shares under the Securities Act in accordance with this Section 3.1. Atria shall use its reasonable best efforts to cause the prompt registration of all Registrable Shares requested to be registered, and in connection therewith shall prepare and file on such appropriate form as Atria, in its reasonable discretion, shall determine, a registration statement under the Securities Act to effect such registration (including the execution of an under-taking to file post-effective amendments, appropriate qualification under applicable Blue Sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act).

           (b) Notwithstanding anything in Section 3.1 to the contrary, Atria shall not be obligated to effect any such registration, or take other specified actions with respect to, or coope-rate in any offering of, Registrable Shares upon the request of Shareholder pursuant to Section 3.1:

          (1) in any particular jurisdiction in which Atria would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless Atria is already subject to service in such jurisdiction and except as may be required by the Securities Act;

          (2) within 180 days immediately following the effective date of any registration of Atria's Common Stock;

          (3)  after Atria has effected one registration pursuant to this
  Section 3.1 that have been declared or ordered effective; or

          (4) unless the number of Registrable Shares included in Shareholder's request is for at least 300,000 Registrable Shares or has an aggregate "Value" (as defined herein) of the Registrable Shares of at least $3,600,000.

     (c) For purposes hereof, the term "value" shall mean, as applicable, (a) the average of the closing prices for the Common Stock of Atria as listed on the NASDAQ system or such other system on which the Common Stock of Atria is traded for the five trading days immediately preceding the date of Shareholders's request.

     (d) The request by Shareholder for registration of Registrable Shares pursuant to Section 3.1 shall (1) specify the number of Registrable Shares which Shareholder intends to offer and sell, (2) express the intention of Shareholder to offer or cause the offering of such Registrable Shares, (3) describe the nature or method of the proposed offer and sale thereof, (4) contain the undertaking of Shareholder to provide all such information regarding his holdings and the proposed manner of distribution thereof as may be required (A) to permit Atria to comply with all applicable laws and regulations, all requirements of the Commission and any other regulatory or self-regulatory body, any other body having jurisdiction, and any securities exchange on which the Registrable Shares are to be listed, and (B) to obtain acceleration of the effective date of any registration statement filed in connection therewith, and
(5) in the case of an underwritten public offering, specify the managing underwriter or underwriters of such Registrable Shares, which shall be selected by Atria.


     (e) If at the time of the request to register the Registrable Shares Atria notifies Shareholder, within five days of Shareholder's request, that Atria is engaged or has fixed plans to engage within 30 days of the time of the request in an underwritten public offering of securities for Atria's own account and Atria determines in good faith that such offering would be materially adversely affected by the registration so requested, Atria may delay filing a registration statement and may withhold efforts to cause the registration statement to become effective; provided, however, that Atria shall only be entitled to postpone for a reasonable period of time, not to exceed 90 days, the filing of any registration statement otherwise required to be prepared and filed by Atria pursuant to Section 3.1. In addition, notwithstanding anything herein to the contrary, Atria may delay filing a registration statement and may withhold efforts to cause the registration statement to become effective, if Atria determines in good faith that such registration might (1) interfere with or affect the negotiation or completion of any transaction that is being contemplated by Atria at the time the right to delay is exercised, or (2) involve initial or continuing disclosure obligations that might not be in the best interests of Atria stockholders.

          (F) If, after a registration statement becomes effective, Atria advises Shareholder that Atria considers it appropriate for the registration statement to be amended, Shareholder shall suspend any further sales of his registered shares until Atria advises it that the registration statement has been amended. Atria shall keep the Registration Statement issued pursuant to this Section 3.1 effective until the earlier of (1) two years from the date of issuance of the Registrable Shares to Shareholder or (2) the date on which the Shareholder no longer owns any of the Registrable Shares he requested to be registered pursuant to this Section 3.1. Shareholder shall have no obligation to sell any of the Registrable Shares he requested to be registered pursuant to this Section 3.1.

          (G) If Shareholder intends to distribute the Registrable Shares, which are covered by his request for registration pursuant to Section 3.1, by means of an underwriting, Shareholder shall so advise Atria as a part of his request. Atria shall, together with Shareholder, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Atria. Notwithstanding any other provision of this Section 3.1(g), if the managing underwriter or underwriters determine that the underwriting would be materially adversely affected by inclusion in such underwriting of all of the Registrable Shares requested by Shareholder and so advises Shareholder in writing, then Shareholder shall reduce accordingly the number of Registrable Shares that will be included in the registration and underwriting. No Registrable Shares excluded from the underwriting by reason of the managing underwriter's or underwriters' marketing or other limitations shall be included in such registration. Should Shareholder disapprove of the terms of the underwriting, Shareholder may elect to withdraw therefrom by written notice to Atria and the managing underwriter or underwriters.

          (H) If the managing underwriter or underwriters have not limited the number of Registrable Shares to be underwritten, Atria may include securities for its own account in such registration if the managing underwriter or underwriters so agree and if the number of Registrable Shares which would otherwise have been included in such registration and underwriting will not thereby be limited.

     3.2  COMPANY REGISTRATIONS.

          (A) If, at any time, and from time to time, Atria proposes to register any of its Common Stock for its own account, in connection with an underwritten public offering of Common Stock solely for cash (other than a registration statement filed on Form S-4 or any other form filed in connection with any acquisition, merger, consolidation or stock exchange, or a registration statement filed solely in connection with director or employee benefit plans of Atria) Atria shall:

               (1) promptly notify Shareholder of the proposed registration (which shall include a list of the jurisdictions in which Atria intends to attempt to qualify such Common Stock under the applicable state securities laws); and

               (2) include in such registration (and any related qualification under state securities laws or other compliance), and in any underwriting involved therein, all of the Registrable Shares specified in a request or requests by Shareholder, made within 10 days after delivery of the notice from Atria.

          (B) If the registration to be effected under to this Section 3.2 is for a registered public offering involving an underwriting, Atria shall so advise Shareholder as a part of the notice given pursuant to Section 3.2(a)(1). In such a case the right of Shareholder to register his Registrable Shares pursuant to Section 3.2(a)(2) shall be conditioned upon Shareholder's participation in such underwriting and the inclusion of his Registrable Shares in the underwriting to the extent provided herein. Shareholder (together with Atria and any other stockholders proposing to offer and sell their shares of Common Stock through such underwriting (hereinafter, the "Additional Selling Stockholders")), shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by Atria and perform his obligations under such an agreement.

          (C) Notwithstanding any other provision of Section 3.2(b) to the contrary, if the managing underwriter or underwriters determine that such offering would be materially adversely affected by inclusion in such underwriting of all of the Registrable Shares requested by Shareholder, the managing underwriter or underwriters may exclude a portion of such Registrable Shares from such registration and underwriting. In such a case, Atria shall advise Shareholder of the managing underwriter's determination to exclude a portion of the Registrable Shares from such registration and underwriting. The number of shares of Common Stock of Shareholder and the Additional Selling Stockholders that may be included in the registration and underwriting shall be allocated among Shareholder and the Additional Selling Stockholders in proportion, as nearly as practicable, to the respective amounts of shares of Common Stock owned by Shareholder and each of the Additional Selling Stockholders at the time of filing the registration statement. No Registrable Shares excluded from the underwriting by reason of the managing underwriter's - determination shall be included in such registration.

          (D) If Shareholder disapproves of the terms of any such underwriting, Shareholder may elect to withdraw therefrom all of the Registrable Shares included in his request for registration by notice to Atria and the managing underwriter or underwriters, and the Registrable Shares so withdrawn from the underwriting shall also be withdraw from such registration. If one or more Additional Selling Stockholders withdrawn shares of Common Stock from the underwriting and registration, and by virtue of such withdrawal, a greater number of shares of Common Stock of Shareholder and Additional Selling Shareholders who have not withdrawn may be included in such registration (up to the maximum of any limitation imposed by the managing underwriter), then Atria shall offer to Shareholder and the Additional Selling Stockholders who have elected to participate in the registration the right to include (additional) shares of Common Stock, as applicable, in the registration in the same proportions as were used above in determining the underwriter limitation.

     3.3 HOLDBACK AGREEMENT. Upon request of Atria or the managing underwriter in any underwritten offering, of Registrable Securities, Shareholder shall not make or cause any offering, sale or other disposition, directly or indirectly, of any Common Shares (or any other securities of Atria) without the prior approval of the underwriter for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by Atria or the managing underwriter. In addition, Shareholder agrees, that upon request of Atria or the managing underwriter in any underwritten offering and registration of Shares of Common Stock (or other securities of Atria) in which Shareholder (having been given notice and the opportunity as required by Section 3.2(a)(1) declines to participate, not to make or cause any offering, sale or other disposition, directly or indirectly, of any Common Shares (or other securities of Atria) held by him (other than any such Common Shares sold or otherwise disposed of pursuant to a previously registered and underwritten offering) without the prior approval of the managing underwriter (but not to exceed a period of time from the effective date of such registration as the managing underwriter shall have requested of all officers and directions of Atria and all other persons with registration rights holding no fewer than the number of shares of Common Stock held by Shareholder). Atria, in enforcing the provisions of this Section 3.3, may impose stop-transfer instructions with respect to the Registrable Shares of Shareholder until the end of such period.

     3.4 EXPENSES OF REGISTRATION. Atria shall pay all Registration Expenses incurred in connection with all registrations under this Agreement. If Shareholder participates in a registration, Shareholder shall pay the Selling Expenses incurred in connection with each registration under this Agreement, pro rata in the same proportion as the number of shares of Registrable Share registered and sold by Shareholder bears to the total number of shares of Common Stock being registered and sold under such registration statement.

     3.5 REGISTRATION PROCEDURES. In each registration affected by Atria pursuant to this Section 3, Atria will keep Shareholder advised as to the initiation of each such registration and as to the completion thereof. At its expense, Atria shall:

          (A) prepare and file with the Commission a registration statement for the Registrable Shares and shall use its commercially reasonable efforts to cause the registration statement to become effective;

          (B) upon the request of the holders of a majority of the shares of Common Stock registered thereunder, keep such registration statement effective for a period ending at the earlier of 120 days following the effective date of the Registration Statement or the date that the distribution contemplated in the registration statement has been completed;

          (C) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act regarding the disposition of all securities covered by such registration statement;

          (D) furnish to Shareholder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the Securities Act, and such other documents (in-cluding any exhibits thereto or documents referred to therein) as Shareholder may reasonably request in order to facilitate the disposition of the Registrable Shares owned by him;

          (E) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by Shareholder, provided, that Atria shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation, or to file a general consent to service of process in any such states or jurisdictions;

          (F) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided, that the form of underwriting agreement must be reasonably acceptable to Atria and Shareholder with respect to secondary distributions;

          (G) notify Shareholder, if he has Registrable Shares covered by the registration statement, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, or any other offering document, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare and furnish to Shareholder as many copies of a supplement to or an amendment of such offering document which shall correct such untrue statement or eliminate such omission, as Shareholder shall request;

          (H) cause all such Registrable Shares registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by Atria are then listed; and

          (I) provide a transfer agent and registrar for all Registrable Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.

     3.6 ATRIA'S RIGHT TO ABANDON REGISTRATION. Notwithstanding anything herein to the contrary, Atria may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of or other obligation to Shareholder, abandon or postpone the proposed registration in which Shareholder had requested to participate.

     3.7 AMENDMENTS TO REGISTRATION STATEMENTS. If Atria has delivered copies of the preliminary or final prospectus to Shareholder and after having done so the prospectus is amended to comply with requirements of the Securities Act, Atria shall promptly notify Shareholder and, if requested, Shareholder shall immediately cease making offers of Registrable Shares and return all copies of the prospectus to Atria. Atria shall promptly provide Shareholder with copies of the revised prospectus and, following receipt of the revised prospectus, Shareholder shall be free to resume making offers of the Registrable Shares.

  4. INDEMNIFICATION.

     4.1 ATRIA'S INDEMNIFY. In the case of each registration of Registrable Securities of Shareholder, Atria will indemnify Shareholder and his Affiliates, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which any of them may become subject under the Securities Act or other federal or state law, arising out of or based on the following:

          (A) any untrue statement or alleged untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, or based on any omission or alleged omission to state therein a material fact required to be stated herein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (B) any violation by Atria of any federal, state or common law rule or regulation applicable to Atria in connection with any such registration, qualification or compliance; and

          (C) any legal and any other expenses reasonably incurred in connection with investigation or defending any such claim, loss, damage, liability or action, as incurred related to the foregoing.

     4.2 LIMITATION ON INDEMNIFICATION OBLIGATION. Atria shall not be liable, and shall have no indemnification obligation hereunder, for any amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Atria (which consent shall not be unreasonably withheld), nor shall Atria be liable in any such case for any such claim, loss, damage, liability or expense to the extent it arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to Atria by an instrument duly executed by Shareholder, underwriter or controlling person and stated to be specifically for use therein.

     4.3 INDEMNIFY BY SHAREHOLDER. If Registrable Securities held by Shareholder are included in the securities as to which registration is being effected, Shareholder shall indemnify Atria, each of its officers and directors, each underwriter and each person who controls any underwriter, and each person, if any, who controls Atria or any such underwriter within the meaning of Section 15 of the Securities Act, and each person affiliated with or retained by Atria and who may be subject to liability under any applicable securities laws, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on:

          (A) any untrue statement or alleged untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to Atria by an instrument duly executed by Shareholder and stated to be specifically for use therein; and

          (B) any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred.

     4.4  PROCEDURE FOR INDEMNIFICATION.

          (A) The party seeking indemnification ("Indemnitee") shall promptly (within 10 days if a third party has commenced actual litigation against the Indemnitee) notify the party from which indemnification is sought ("Indemnitor") promptly after the Indemnitee has actual knowledge of any claim for which recovery may be sought against the Indemnitor pursuant to this Section 4. Indemnitee shall permit the Indemnitor, at its cost, to assume the defense of any such claim or any litigation resulting from such claim; provided, Indemnitee shall have the right to consent to the counsel selected by Indemnitor to defend any such claim (which consent shall not be unreasonably withheld). The notice shall specify in reasonable detail the facts known to the Indemnitee giving rise to such indemnification rights and, if possible, an estimate of the amount of liability which could result therefrom. Indemnitor shall be bound to indemnify Indemnitee unless, within ten days after the delivery of such notice, Indemnitor shall notify Indemnitee that Indemnitor disputes the right to indemnification as set forth in such notice.

          (B) The failure of the Indemnitee to give notice as provided herein shall relieve the Indemnitor of its obligations under this Section 4 only to the extent that such failure to give notice materially adversely prejudices the Indemnitor in the defense of any such claim or any such litigation, but in no event shall such failure relieve the Indemnitor from any other liability which the Indemnitor may then have or may subsequently have to the Indemnitee. The Indemnitor shall not in the defense of such claim or any litigation resulting therefrom, except with the consent of the Indemnitee, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Indemnitee of a release from all liability in respect of such claim or litigation.

          (C) If the Indemnitor does not assume the defense of any such claim or litigation resulting therefrom, the Indemnitee may defend against such claim or litigation in such manner as the Indemnitee may deem appropriate. The Indemnitee may settle such claim or litigation on such terms as it may deem appropriate and the Indemnitor shall promptly reimburse the Indemnitee for the amount of such settlement, and all expenses, legal or otherwise, incurred by the Indemnitee in connection with the defense against, or settlement of, such claim or litigation. If no settlement of such claim or litigation is made, the Indemnitor shall promptly reimburse the Indemnitee for the amount of any judgment rendered for such claim or in such litigation, and of all expenses, legal or otherwise, incurred by the Indemnitee in the defense against such claim or litigation. Notwithstanding anything in the foregoing to the contrary, if the Indemnitor has disputed the Indemnitee's right to indemnification in accordance with the provisions of Section 4.4(a), the Indemnitor shall not be obligated to pay the Indemnitee the amounts provided for in this Section 4.4(c) until such dispute has been resolved and it has been determined by a court of competent jurisdiction that the Indemnitor is required to make such indemnification.

     4.5 CONFLICTS WITH UNDERWRITING AGREEMENT. Notwithstanding anything in this Section 4 to the contrary, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

  5. TERMINATION OF ATRIA'S OBLIGATIONS. The obligation of Atria to register any of Shareholder's Registrable Shares pursuant to this Agreement shall expire on the earlier of (a) the date when Shareholder ceases beneficially to own any Registrable Shares, (b) the date when the Registrable Shares held by Shareholder may be sold under Rule 144, or (c) the date which is the second anniversary of the date of this Agreement.

  6. MISCELLANEOUS PROVISIONS.

     6.1 INFORMATION FROM SHAREHOLDER. Shareholder shall furnish to Atria such information regarding Shareholder as Atria may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     6.2 NO TRANSFER OF REGISTRATION RIGHTS. The registration rights granted under of this Agreement may not be assigned or otherwise conveyed by Shareholder.

     6.3 GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky, without giving effect to conflict of laws or any other rules or principles which may require the application of the laws of any other jurisdiction.

     6.4 COUNSEL. Atria shall select and employ legal counsel to represent the parties in the registration of shares of Common Stock under this Agreement. If, in the judgment of Shareholder, it would be appropriate to do so, Shareholder may select counsel to represent him in connection with the registration; provided, that Shareholder shall be solely responsible for the fees and expenses of any separate counsel so selected, and Atria shall have no responsibility or liability whatsoever with respect thereto.

     6.5 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to Shareholder, upon any breach or default by Atria under this Agreement, shall impair any such right, power or remedy of Shareholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Shareholder or any breach or default under this Agreement, or any waiver on the part of Shareholder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Shareholder, shall be cumulative and not alternative.

     6.6 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

     6.7 BINDING EFFECT. All of the terms, provisions and conditions hereof shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns. Nothing in this Agreement shall entitle any person to any claim, cause of action, remedy or right of any kind.

     6.8 NOTICES. All notices, requests, demands and other communications required or permitted to be given or made under this Agreement shall be in writing and shall be deemed delivered (a) on the date of personal delivery or transmission by telegram or facsimile transmission, or (b) on the date after the date of (1) deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, or (2) delivery to a nationally recognized overnight courier service, in each case, addressed as follows, or to such other address, person or entity as either party shall designate by notice to the other in accordance herewith:


                         If to Atria:   Atria Communities, Inc.
                                        515 West Market Street, Suite 200
                                        Louisville, Kentucky 40202
                                        Attn: J. Timothy Wesley,
                                              Chief Financial Officer

                                        FAX:(502) 596-4160

                         With copy to:  Carmin D. Grandinetti
                                        Greenebaum Doll & McDonald, PLLC
                                        3300 National City Tower
                                        Louisville, Kentucky 40202-3197

                                        FAX: (502) 587-3695

          If to the Shareholders:       Andrew Schoepf

                                        5907 Basswood Cove
                                        -------------------------
                                        Buford, Georgia 30518
                                        -------------------------

                                        FAX:(___) ____-____

                    With copy to:  Michael Smith, Esq.
                                   Gambrell & Stolz, L.L.P.
                                   Suite 4300, One Peachtree Center
                                   303 Peachtree Street
                                   Atlanta, Georgia 30308

                                   FAX:(404) 221-6501

     6.9 HEADINGS. The headings in this Agreement are included for purposes of convenience only and shall not be considered a part of the Agreement in construing or interpreting any provision hereof.

     6.10 COUNTERPARTS. This Agreement may be executed in counterparts and each such executed counterpart shall be deemed an original instrument. It shall not be necessary in making proof of this Agreement or the terms of this Agreement to produce or account for more than one of such counterparts.

     6.11 SEVERABILITY OF PROVISIONS. If any provision of this Agreement or the application thereof to any person or entity or circumstance shall to any extent be held in any proceeding to be invalid or unenforceable, the remainder of this Agreement, or the application of such provision to persons or entities or circumstances other than those to which it was held to be invalid or unenforceable, shall not be affected thereby, and shall be valid and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties' essential objectives as expressed herein.

     6.12 EXHIBITS. All Exhibits to this Agreement shall be deemed to be incorporated herein by reference and made a part hereof as if set out in full herein.

     6.13 NUMBER; GENDER. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others.

     6.14 AMENDMENT. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived, only by a written instrument signed by the waiving party.

     IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

ATRIA COMMUNITIES, INC.

By: /s/ W. Patrick Mulloy, II               /s/ Andy L.Schoepf
    -------------------------               ------------------
Title: President and CEO                    ANDY L. SCHOEPF
       ----------------------                          ("Shareholder")
              ("Atria")

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